UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 16, 2023

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (
212
)
460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (
212
)
460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 16, 2023, upon the recommendation of the Management Development and Compensation Committee of the Board of Directors (the “Committee”) of Consolidated Edison, Inc. (the “Con Edison”), the Board of Directors of Con Edison approved the amendment and restatement of the Consolidated Edison, Inc. Executive Incentive Plan (the “EIP”), effective January 1, 2024, under which certain executives of Con Edison (including Con Edison’s current named executive officers), Consolidated Edison Company of New York, Inc. (“CECONY”) and other subsidiaries of Con Edison may receive performance-based annual incentive bonuses. The purpose of the EIP is to provide executives of Con Edison and its subsidiaries, including CECONY, who are designated by the Committee as eligible to participate with incentives to achieve goals important to stockholders and customers, to align compensation with those of competitors for the best talent and to assist Con Edison and CECONY in attracting, retaining and motivating key executives important to the continued success of Con Edison and CECONY.
The EIP establishes a framework to provide for incentive bonuses to eligible executives based on the achievement of performance goals as approved by the Committee on an annual basis. The EIP, as amended and restated, effective January 1, 2024, continues the provisions of the prior EIP as in effect from January 1, 2020, with the following key changes:

•
Performance Goals and Weightings
. Under the EIP, each calendar year, the Committee will have the discretion to determine the applicable performance goals, targets and weightings to measure performance during the applicable calendar year (the “Performance Goals”). Rather than utilizing preselected criteria and specified weighting, each calendar year, the Committee may select Performance Goals that are based on any criteria determined by the Committee (including a broad array of financial, operational, strategic and other measures set forth in the EIP) and may specify weighting determined appropriate in any applicable calendar year.

•
Continued Employment Condition
. In order to be eligible for an award under the EIP, a participant must remain continuously employed and in good standing with Con Edison or its subsidiaries, as applicable, through the last day of the calendar in which the Performance Goals are met. If a participant retires or resigns after June 30 of the applicable calendar year after attaining at least age 55 and with at least five years of service, the EIP administrator may decide, in its sole discretion, that any such participant will receive a prorated incentive award based on the achievement of the applicable Performance Goals.

•
Forfeiture and Clawback
. The EIP is clarified to provide that in the event a participant engages in any “cause” act or omission prior to the time of the payment of the incentive award, the participant’s right to receive the award is immediately forfeited and cancelled unless otherwise determined by the Committee in its sole discretion. The EIP was also clarified to refer to specific clawback policies adopted by Con Edison as well as other recoupment policies or procedures that may be required under applicable laws or otherwise adopted by Con Edison or incorporated into any incentive award.

•	Other Clarifying Changes . The EIP incorporates certain minor clarifying changes relating to the operation and administration of the EIP.
The foregoing summary of the EIP is qualified in its entirety by the text of the Consolidated Edison, Inc. Executive Incentive Plan (Amended & Restated Effective January 1, 2024), a copy of which is attached hereto as Exhibit 10 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10	Consolidated Edison, Inc. Executive Incentive Plan (Amended & Restated Effective January 1, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer
Date: November 16, 2023